                                                                        EX11.I.O
                               POWER OF ATTORNEY
                              ------------------

     The Undersigned, Richard G. Dooley, Trustee of MassMutual Institutional Funds (the "Fund"), does hereby constitute and appoint Stephen L. Kuhn, Richard
M. Howe, Margaret A. Sheehan and Peter MacDougall, and each of them individually, as his true and lawful attorneys and agents.

     Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Fund that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Fund to be offered by the Fund. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee of the Fund to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

     The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set his hand this 10th day of April, 1996.


                                          /s/ Richard G. Dooley
                                          ---------------------
                                          Richard G. Dooley
                                          Trustee of MassMutual
                                          Institutional Funds


Witness:


/s/ Anne V. Moszynski
---------------------

                               POWER OF ATTORNEY
                               -----------------


     The Undersigned, F. William Marshall, Jr., Trustee of MassMutual Institutional Funds (the "Fund"), does hereby constitute and appoint Stephen L. Kuhn, Richard M. Howe, Margaret A. Sheehan and Peter MacDougall, and each of them individually, as his true and lawful attorneys and agents.

     Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Fund that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Fund to be offered by the Fund. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee of the Fund to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

     The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set his hand this 18th day of April, 1996.


                                          /s/ F. William Marshall, Jr.
                                          ----------------------------
                                          F. William Marshall, Jr.
                                          Trustee of MassMutual
                                          Institutional Funds


Witness:


/s/ Anne V. Moszynski
---------------------

                               POWER OF ATTORNEY
                               -----------------


     The Undersigned, Richard H. Ayers, Trustee of MassMutual Institutional Funds (the "Fund"), does hereby constitute and appoint Stephen L. Kuhn, Hamline
C. Wilson and John E. Deitelbaum, and each of them individually, as his true and lawful attorneys and agents.

     Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Fund that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Fund to be offered by the Fund. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee of the Fund to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

     The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set his hand this 21st day of April, 1997.


                                          /s/ Richard H. Ayers
                                          --------------------
                                          Richard H. Ayers
                                          Trustee of MassMutual
                                          Institutional Funds


Witness:


/s/ Stephen Kuhn
   -------------------------

                               POWER OF ATTORNEY
                              ------------------

     The Undersigned, David E.A. Carson, Trustee of MassMutual Institutional Funds (the "Fund"), does hereby constitute and appoint Stephen L. Kuhn, Hamline
C. Wilson and John E. Deitelbaum, and each of them individually, as his true and lawful attorneys and agents.

     Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Fund that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Fund to be offered by the Fund. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee of the Fund to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

     The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set his hand this 21st day of April, 1997.


                                          /s/ David E.A. Carson
                                          ---------------------
                                          David E.A. Carson
                                          Trustee of MassMutual
                                          Institutional Funds


Witness:


/s/ Stephen Kuhn
   -------------------------

                               POWER OF ATTORNEY
                               -----------------


     The Undersigned, Richard W. Greene, Trustee of MassMutual Institutional Funds (the "Fund"), does hereby constitute and appoint Stephen L. Kuhn, Hamline
C. Wilson and John E. Deitelbaum, and each of them individually, as his true and lawful attorneys and agents.

     Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Fund that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Fund to be offered by the Fund. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee of the Fund to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

     The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set his hand this 21st day of April, 1997.

                                           /s/ Richard W. Greene
                                           ------------------------
                                           Richard W. Greene
                                           Trustee of MassMutual
                                           Institutional Funds


Witness:



/s/ Stephen Kuhn
   -----------------------

                               POWER OF ATTORNEY
                               -----------------


     The Undersigned, Beverly C.L. Hamilton, Trustee of MassMutual Institutional Funds (the "Fund"), does hereby constitute and appoint Stephen L. Kuhn, Hamline
C. Wilson and John E. Deitelbaum, and each of them individually, as his true and lawful attorneys and agents.

     Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Fund that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Fund to be offered by the Fund. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee of the Fund to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

     The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set his hand this 21st day of April, 1997.


                                          /s/ Beverly C.L. Hamilton
                                          -------------------------
                                          Beverly C.L. Hamilton
                                          Trustee of MassMutual
                                          Institutional Funds


Witness:


/s/ Stephen Kuhn
   -----------------------

                               POWER OF ATTORNEY
                               -----------------


     The Undersigned, John V. Murphy, Trustee of MassMutual Institutional Funds (the "Fund"), does hereby constitute and appoint Stephen L. Kuhn, Hamline C. Wilson and John E. Deitelbaum, and each of them individually, as his true and lawful attorneys and agents.

     Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Fund that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Fund to be offered by the Fund. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee of the Fund to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

     The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has set his hand this 21st day of April, 1997.


                                          /s/ John V. Murphy
                                          ------------------
                                          John V. Murphy
                                          Trustee of MassMutual
                                          Institutional Funds


Witness:


/s/ Stephen Kuhn
   -----------------------